Exhibit 99.1

ILLR Remains Confident in Nasdaq Appeal and Imminent Filing Compliance

Los Angeles – December 30, 2025 -  Triller Group Inc. ( “Triller Group” or “the Company”) today announced that it received a determination letter from a Nasdaq Hearings Panel on December 26, 2025, confirming the suspension of trading on the Nasdaq Stock Market effective at the open of the market on December 30, 2025 and delisting of the Company’s securities. This decision stems from the Company not having been able to file two periodic reports by a deadline of December 24, 2025 set by the Hearings Panel.

The Company’s operations have been progressing in a normal manner, and no deficiencies or irregularities have been identified that materially affect the Company’s financial position or operational integrity. The filing delay is attributable primarily to one remaining technical matter involving the consolidation of accounts for a U.S.-based operation within Triller Group. Management is highly confident that the Company will regain full filing compliance within weeks, positioning the Company for robust revenue growth, product development, and expansion in 2026.

The imposed timeline does not account fully for the substantial remediation efforts that the Company has already achieved in resolving non-recurring integration challenges following the October 2024 business combination with legacy Triller Corp. The Company’s team, in collaboration with its advisors and auditors, has spent more than a year addressing all accounting and audit matters related to legacy Triller Group’s pre-merger operations. Prior to the merger's closing, the Company (then operating as AGBA) was in full compliance with all Nasdaq listing requirements.

The Company is also in the final stages of implementing a comprehensive upgrade to its accounting systems and processes in partnership with a leading accounting and finance consulting firm in Los Angeles.

Triller Group is fully committed to exhausting all available appeal avenues. We intend to pursue an appeal through the Nasdaq process, and to the Securities and Exchange Commission and United States Court of Appeals if necessary. We expect to regain full filing compliance and return to regular trading on a major Exchange soon. The Company has retained Jacob S. Frenkel with Dickinson Wright PLLC as counsel to appeal the decision of the Hearings Panel and pursue all possible legal challenges to the Hearings Panel’s decision and the Nasdaq’s suspension of trading and delisting of our securities. On December 29, 2025, Mr. Frenkel filed an emergency application to the Securities and Exchange Commission (“SEC”) requesting, among other things, that the SEC stay (prevent from going into effect) the trading suspension.

This procedural issue has no bearing on the Company’s ongoing operations, strategic priorities, or underlying financial strength.

The Company looks forward to achieving key growth milestones in 2026 and will provide timely updates to the market regarding progress on its financial filings and the Nasdaq appeal process and challenges to the Nasdaq’s decisions.

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About Triller Group Inc.

Nasdaq: ILLR. Triller Group Inc. is a diversified US-based technology and media company operating two primary verticals:

●	Triller App – a next-generation, AI-driven social media and live-streaming platform that blends music, fashion, sports, and pop culture.

●	AGBA Group – a Hong Kong-based fintech and financial services group offering machine-learning-driven consumer finance and healthcare solutions to over 400,000 clients across Asia.

Investor & Media Relations:

Bethany Lai

ir@triller.co

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 concerning the Company and other matters. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements including, without limitation, the timing and filing of the delayed Annual Report on Form 10-K and the Company’s ability to regain compliance with applicable Nasdaq rules. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “targets,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The forward-looking statements in this press release are only predictions. The Company has based these forward-looking statements largely on its current expectations and projections about future events and financial trends that it believes may affect its business, financial condition and results of operations. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. You should carefully consider the risks and uncertainties that affect our business, including those described in the Company’s filings with the SEC, which can be obtained on the SEC website at www.sec.gov. These forward-looking statements speak only as of the date of this communication. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements, whether as a result of any new information, future events or otherwise. You are advised, however, to consult any further disclosures we make on related subjects in our public announcements and filings with the SEC.